ACP FUNDS TRUST

                    ACP ADVISER SERIES CONTINUUM RETURN FUND
                 ACP ADVISER SERIES STRATEGIC OPPORTUNITIES FUND
                       ACP ADVANTAGE CONTINUUM RETURN FUND
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND
             ACP INSTITUTIONAL SERIES STRATEGIC OPPORTUNITIES FUND

Dear Shareholder:


A Special  Meeting of  Shareholders  (the  "Meeting") of the ACP Adviser  Series
Continuum Return Fund, ACP Adviser Series Strategic Opportunities Fund, ACP Advantage Continuum Return Fund, ACP Advantage Strategic Opportunities Fund, and ACP Institutional Series Strategic Opportunities Fund (each a "Fund" and collectively, the "Funds") of ACP Funds Trust (the "Trust") has been scheduled for October 8, 2004, at 10:00 a.m. Eastern Time. If you are a shareholder of record as of the close of business on September 27, 2004, you are entitled to vote at the Meeting and any adjournment of the Meeting.

While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted.

The attached proxy statement is designed to give you information relating to the proposals on which you are asked to vote. The proposals described in the proxy statement relate to the following matters:

         1. To approve a new investment management agreement between the Trust, on behalf of the Funds, and Ascendant Capital Partners, LLC (the "Investment Manager").

         2. To act on any other business properly brought before the meeting.

The Board of Trustees unanimously recommend that shareholders vote "For" each proposal. We encourage you to support the Trustees' recommendations. Your vote is important to us. Please do not hesitate to call us at (610) 993-9999 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund(s).

                                   Sincerely,


                                   Gary Shugrue
                                   President
October 1, 2004

                                 ACP FUNDS TRUST

                    ACP ADVISER SERIES CONTINUUM RETURN FUND
                 ACP ADVISER SERIES STRATEGIC OPPORTUNITIES FUND
                       ACP ADVANTAGE CONTINUUM RETURN FUND
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND
             ACP INSTITUTIONAL SERIES STRATEGIC OPPORTUNITIES FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 OCTOBER 8, 2004



Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the ACP Adviser Series Continuum Return Fund, ACP Adviser Series Strategic Opportunities Fund, ACP Advantage Continuum Return Fund, ACP Advantage and Strategic Opportunities Fund, and ACP Institutional Series Strategic Opportunities Fund (each a "Fund," and collectively the "Funds") of the ACP Funds Trust (the "Trust") will be held at the offices of Ascendant Capital Partners, LLC., 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312 on October 8, 2004 at 10:00 a.m. Eastern Time.

         At the Meeting, shareholders will be asked to consider and act on the following proposals:

         1. To approve a new investment management agreement between the Trust, on behalf of the Funds, and Ascendant Capital Partners, LLC (the "Investment Manager").

         2. To act on any other business properly brought before the meeting.

         All shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

         Shareholders of record at the close of business on September 27, 2004 are entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.


                                  By Order of the Board of Trustees



                                  Gary Shugrue
                                  President


October 1, 2004

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                 PROXY STATEMENT

                                 ACP FUNDS TRUST

                         1235 Westlakes Drive, Suite 130
                                Berwyn, PA 19312

                                 PROXY STATEMENT
                     SPECIAL MEETING OF SHAREHOLDERS OF THE

                    ACP ADVISER SERIES CONTINUUM RETURN FUND
                 ACP ADVISER SERIES STRATEGIC OPPORTUNITIES FUND
                       ACP ADVANTAGE CONTINUUM RETURN FUND
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND
             ACP INSTITUTIONAL SERIES STRATEGIC OPPORTUNITIES FUND


                          TO BE HELD ON OCTOBER 8, 2004

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of ACP Funds Trust (the "Trust") for use at the Special Meeting of Shareholders to be held October 8, 2004 at 10:00 a.m. Eastern Time at the offices of Ascendant Capital Partners, LLC (the "Investment Manager"), 1205 Westlakes Drive, Suite 130, Berwyn, PA 19312, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the ACP Adviser Series Continuum Return Fund, ACP Adviser Series Strategic Opportunities Fund, ACP Advantage Continuum Return Fund, ACP Advantage Strategic Opportunities Fund, and ACP Institutional Series Strategic Opportunities Fund (each a "Fund," and collectively the "Funds") of record at the close of business on September 27, 2004 ("Shareholders") are entitled to vote at the Meeting.

As of September 27, 2004, the Portfolios had the following units of beneficial interest ("shares") issued and outstanding:

PORTFOLIO                                                 SHARES OUTSTANDING
---------                                                 ------------------
ACP Adviser Series Continuum Return Fund                          0
ACP Adviser Series Strategic Opportunities Fund                44,884.041
ACP Advantage Continuum Return Fund                            14,322.943
ACP Advantage Strategic Opportunities Fund                     42,592.325
ACP Institutional Series Strategic Opportunities Fund          10,000.000

         Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Forty percent (40%) of the Trust's shares entitled to vote on the proposal constitutes a quorum. If a quorum is present, the affirmative vote of shareholders holding a majority of the total number of votes eligible to be cast by those shareholders who are present in person or by proxy at such meeting is required to approve the proposal. Abstentions and "broker non-votes" will not be counted for or against the proposal or any adjournment of the Meeting, but will be counted for purposes of determining whether a quorum is present.

         In addition to the solicitation of proxies by mail, the Board and officers of the Trust may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Investment Manager will pay the costs of the Shareholders' Meeting and proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about October 1, 2004.

         Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by an officer of the Trust at 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

         The Trust is organized as a Delaware statutory trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Trust to consider and vote the following proposal (the "Proposal"):

         Ascendant Capital Partners, LLC (the "Investment Manager") currently serves as the investment manager to the Funds, pursuant to an investment management agreement dated November 1, 2002 (the "Current Investment Management Agreement"). The Investment Manager was a majority owned subsidiary of Turner Investment Partners, Inc., an investment adviser registered under the 1940 Act.

         On May 12, 2004, a group of investors (collectively, the "Investment Group") led by Mr. Gary Shugrue, a current executive officer of the Trust, entered into a Purchase Agreement (the "Purchase Agreement") with the current owners of the Investment Manager, pursuant to which the Investment Group will purchase a majority of the outstanding ownership interest in the Investment Manager (the "Purchase Transaction"). The Investment Group intends to continue to operate the Investment Manager as a registered investment manager.

         The consummation of the Purchase Transaction will result in an "assignment," as that term is defined in the 1940 Act, of the Current Investment Management Agreement. Under the 1940 Act, this agreement will automatically terminate upon its assignment. As a result, the Board of Trustees has prospectively approved a new investment management agreement between the Trust and the Investment Manager, subject to approval by shareholders of the Funds of record at the close of business on September 27, 2004 (the "Shareholders") and contingent upon the consummation of the Purchase Transaction. The new agreement is discussed in detail later in this Proxy Statement.


           PROPOSAL 1. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

         The Board of Trustees recommends that Shareholders approve the proposed investment management agreement (the "New Investment Management Agreement") between the Trust and the Investment Manager relating to the Funds. A copy of the New Investment Management Agreement is attached as Exhibit A to this proxy statement. The description of the New Investment Management Agreement in this proxy statement is qualified in its entirety by reference to Exhibit A.

         As noted above and as required by the 1940 Act, the Current Investment Management Agreement provides for its automatic termination upon assignment. The Purchase Transaction will constitute an assignment, as that term is defined in the 1940 Act, of the Current Investment Management Agreement, and consequently, its termination. Accordingly, the New Investment Management Agreement with the Investment Manager, with respect to the Funds, is being proposed for approval by Shareholders to take effect upon the closing of the Purchase Transaction ("Closing"). The proposal will pass if approved by a majority of the shares present in person or by proxy.

         ABOUT THE INVESTMENT MANAGER. Ascendant Capital Partners, LLC (the "Investment Manager"), a Delaware limited liability company, serves as investment manager to the Trust. The Investment Manager is responsible for formulating a continuing investment program for the Trust.. The principal business address of the Investment Manager is 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

         Listed below are the names and principal occupations of each of the directors and the principal executive officers of the Investment Manager. The principal business address of each director and the principal executive officer, as it relates to their duties at the Investment Manager, is 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

         NAME                        POSITION WITH THE INVESTMENT MANAGER
         Gary Shugrue                President and Chief Investment Officer
         Stephanie Strid             Vice President
         Trevor Williams             Vice President
         Timothy Holmes              Vice President



         ABOUT THE NEW INVESTMENT MANAGEMENT AGREEMENT. The New Investment Management Agreement is identical to the Current Investment Management Agreement, except for dates of execution, effectiveness and termination. Under the New Investment Management Agreement and subject to the direction of the Trust's Board of Trustees, the Investment Manager implements each Fund's investment program, and monitor each Fund's compliance with its investment policies, guidelines and restrictions. For its services, the Investment Manager will receive investment advisory fees equal to the fees it currently receives.

         The New Investment Management Agreement will become effective on Closing and will continue in effect for a period of up to two years from the date of execution. Thereafter, the agreement would continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Trustees or (ii) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust, provided that in either event the continuance also is approved by a majority of the Trust's trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust or of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement is terminable with respect to the Funds, without penalty, on 60 days' written notice by the Investment Manager, by the Funds' Trustees, or by vote of holders of a majority of the Funds' shares. The Investment Manager may terminate the agreement, without penalty, on 60 days' written notice. The agreement also would terminate automatically in the event of its assignment (as defined in the 1940
Act).

         Under the New Investment Management Agreement, neither the Investment Manager nor its officers, directors, employees or agents or controlling persons would be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust and/or the Funds in connection with or arising out of the matters to which the Investment Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Management Agreement. The Funds' Current Investment Management Agreement with the Investment Manager has the same standard of care.

         TRUSTEES' CONSIDERATIONS IN APPROVING THE NEW INVESTMENT MANAGEMENT AGREEMENT. On May 12, 2004, the Board of Trustees, including the trustees who are not "interested persons" (each an "Independent Trustee," and collectively, the "Independent Trustees"), unanimously approved, subject to the required shareholder approval described herein, the New Investment Management Agreement. In determining to recommend approval of the New Investment Management Agreement to Shareholders, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the New Investment Management Agreement would be in the best interests of the Funds and their Shareholders. The Board of Trustees considered with following factors in their decision: (i) any new or different duties of the Investment Manager under the New Investment Management Agreement; (ii) the effect of the New Investment Management Agreement on the Investment Manager and the services the Funds would receive; (iii) changes in fees or personnel as a result of the New Investment Management Agreement; and (iv) the financial condition of the Investment Manager following the change in control. The Board concluded that the responsibilities of the Investment Manager under the New Investment Management Agreement are the same in all material respects as under the Current Investment Management Agreement, and that the operations of the Investment Manager and the level or quality of advisory services provided to the Funds will not be materially affected as a result of the New Investment Management Agreement. The Board also determined that the same personnel of the Investment Manager who currently provide day-to-day investment advisory services to the Funds will continue to do so upon approval of the New Investment Management Agreement and the overall management fee rate payable by the Funds will remain the same. Further, because of the new capital in the Investment Manager, the overall financial condition of the Investment Manager will remain strong following the change in control. The Board of Trustees believes that the Fund will receive investment management services under the New Investment Management Agreement at least equal to those currently received by the Fund, with no change in the overall management fees payable by the Fund. The Board of Trustees therefore unanimously recommends approval of the New Investment Management Agreement by the Shareholders.

         In addition, the Board of Trustees considered a wide range of information of the type they would regularly consider when determining to continue the Fund's Investment Management Agreement as in effect from year to year. The Board of Trustees considered information about, among other things:

o the Investment Manager and its personnel (including particularly those personnel with responsibilities for providing services to the Funds) resources and investment process;

o    the terms of the New Investment Management Agreement;

o the scope and quality of the services that the Investment Manager has been providing, and represents that it will continue to provide, to the Funds;

o the investment performance of the Funds compared to similar funds managed by other investment managers over various periods;

o the management fee rates payable by the Funds compared to similar funds managed by other investment managers; and

o the total expense ratio of the Funds compared to similar funds managed by other investment managers.

         After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Investment Management Agreement and to recommend that the Shareholders vote to approve the New Investment Management Agreement. If the Shareholders do not approve the New Investment Management Agreement, the Board will consider what action is appropriate based upon the interests of the Funds and the Shareholders.

         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.


              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

         TRUSTEES AND OFFICERS. Information about the Trust's current Trustees and principal executive officers, including their names, positions with the Trust, and association with the Trust is set forth below:

NAME                                 POSITION WITH THE TRUST
----                                 -----------------------
John Connors                         Independent Trustee, Audit Committee Member
John van Roden                       Independent Trustee, Audit Committee Member
Gary Shugrue                         President and Chief Investment Officer
Robert Andres                        Independent Trustee, Audit Committee Member
Jeffrey Heely                        Interested Trustee

          ADMINISTRATOR. PFPC, Inc. ("PFPC"), a Delaware corporation, serves as the administrator for the Trust. PFPC provides general management related services, including those relating to valuation of the Trust's assets. PFPC is located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

         5% SHAREHOLDERS. As of September 27, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of a Fund.

--------------------------------------------------------------------------------------------------------------------
                                               NAME AND ADDRESS                                      PERCENTAGE OF
              FUND                           OF BENEFICIAL OWNER                NUMBER OF SHARES     FUND'S SHARES
--------------------------------------------------------------------------------------------------------------------
ACP Advantage Continuum Return    Jonathan W. Been                                 11,822.943          82.5455%
Fund                              3220 W. Paces Park Dr. NW
                                  Atlanta, GA 30327

--------------------------------------------------------------------------------------------------------------------
ACP Advantage Continuum Return    Richard A. Herter, Jr.                           2,500.000           17.4545%
Fund                              590 Pelham Rd.
                                  Atlanta, GA 30324

--------------------------------------------------------------------------------------------------------------------
ACP Advantage Strategic           PFPC Trust Company C/F Jean Chance, IRA          7,433.507           17.4526%
Opportunities Fund                5918 NW 158th St
                                  Alachua, FL 32615

--------------------------------------------------------------------------------------------------------------------
ACP Advantage Strategic           PFPC Trust Company C/F                           9,243.853           21.7032%
Opportunities Fund                William S. May Jr. IRA R/O
                                  4141 SW 69th Ave.
                                  Gainesville, FL 32608

--------------------------------------------------------------------------------------------------------------------
ACP Advantage Strategic           Claire Tucker, W IRA                             4,604.960           10.8117%
Opportunities Fund                801 Katheridge Court
                                  Brentwood, TN 37027

--------------------------------------------------------------------------------------------------------------------
ACP Advantage Strategic           PFPC Trust Company C/F                           13,787.723          32.3714%
Opportunities Fund                Sandra Adams, SEP IRA
                                  306 Golden Gate Point, Unit #5
                                  Sarasota, FL 34236

--------------------------------------------------------------------------------------------------------------------
ACP Advantage Strategic           Charles Walsh                                    4,970.037           11.6687%
Opportunities Fund                12 Southgate Ave.
                                  Annapolis, MD 21401

--------------------------------------------------------------------------------------------------------------------
ACP Advantage Strategic           Jim W. & Cynthia J. McCloud                      2,552.245            5.9923%
Opportunities Fund                2516 NW Birkendene Street
                                  Portland, OR 97229
--------------------------------------------------------------------------------------------------------------------
ACP Adviser Series Strategic      Milliorn Family Trust                            42,384.041          94.4301%
Opportunities Fund                7024 Saucon Valley Dr.
                                  Fort Worth, TX 76132

--------------------------------------------------------------------------------------------------------------------
ACP Adviser Series Strategic      Michael Walder IRA                               2,500.000            5.5699%
Opportunities Fund                5 Harrow Gate Drive
                                  Cherry Hill, NJ 08003
--------------------------------------------------------------------------------------------------------------------
ACP Institutional Series          Jack D. & Alicia Steinhilber Jr.                10,000.000            100.000%
Strategic Opportunities Fund      2707 Westwood Ave.
                                  Nashville, TN 37212
--------------------------------------------------------------------------------------------------------------------

         ADJOURNMENT. In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. The Trust will bear the costs of any adjourned sessions. The persons named as proxies will vote for an adjournment any proxies that they are entitled to vote in favor of the proposal.

         INFORMATION ABOUT THE INDEPENDENT AUDITOR.

         SELECTION OF INDEPENDENT AUDITORS. The Audit Committee and the Board selected Deloitte & Touche LLP as the independent auditors for the Trust for the current fiscal year at a meeting held in September 2004.

         AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst &Young ("E&Y") (the former auditors) for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $0 for 2002 and $36,000 for 2003.

         AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Trust's financial statements and are not included under "Audit Fees" are $0 for 2002 and $0 for 2003.

         TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning are $0 for 2002 and $0 for 2003.

         ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, other than the services reported above, are $0 for 2002 and 0 for 2003.

         AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by E&Y that require pre-approval must be directly pre-approved by the Audit Committee.

         ADDITIONAL INFORMATION. The aggregate non-audit fees billed by E&Y for services rendered to the Trust, and rendered to the Trust's investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Trust for each of the last two fiscal years of the registrant was $5,000 for 2002 and $115,912 for 2003. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust's investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining E&Y's independence.

         SHAREHOLDER PROPOSALS. The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Ascendant Capital Partners, LLC, 1205 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312, at least 20 days in advance of the meeting date, if known.

         OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

         ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS. The Trust's last audited financial statements and annual report, for the fiscal year ended December 31, 2003, and the semi-annual report dated June 30, 2004, are available free of charge. To obtain a copy, please call the Trust at (610) 993-9999, or send a written request to the Trust at 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                   EXHIBIT A - INVESTMENT MANAGEMENT AGREEMENT
                         INVESTMENT MANAGEMENT AGREEMENT

         AGREEMENT made this 12th day of May, 2004, by and between ACP Funds Trust, a Delaware statutory trust (the "Trust"), and Ascendant Capital Partners, a Delaware limited partnership (the "Investment Manager").

         WHEREAS, the Trust is registered as a non-diversified, closed-end series management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

         WHEREAS, the Trust has retained PFPC, Inc. (the "Administrator") to provide administration of the Trust's operations, subject to the control of the Board of Trustees; and

         WHEREAS, the Trust desires to retain the Investment Manager to render investment management services with respect to the series set forth in Schedule A attached hereto and such other series as the Trust and the Investment Manager may agree upon (the "Funds"), and the Investment Manager is willing to render such services.

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

         1. DUTIES OF INVESTMENT MANAGER. The Trust employs the Investment Manager to manage the investment and reinvestment of the assets of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Trust, to determine in its discretion (where appropriate) the investments to be purchased or sold, to provide the
                  Administrator and the Trust with records concerning the Investment Manager's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Investment Manager's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Investment Manager shall not relieve the Investment Manager of its responsibilities under this Agreement.

                  The Investment Manager shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations of each Fund as set forth in its Private Placement Memorandum ("PPM"), Statement of Additional Information and Declaration of Trust, as amended from time to time, and applicable laws and regulations.

                  The Investment Manager accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The

                  Investment Manager will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

         2. TRUST TRANSACTIONS. The Investment Manager is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund's investments and is directed to use its best efforts to obtain the best net results as described from time to time in the Fund's PPM and Statement of Additional Information. The Investment Manager will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to the Trust's investment transactions as they may reasonably request.

                  It is understood that the Investment Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of a Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund's PPM and Statement of Additional Information.

         3. COMPENSATION OF THE INVESTMENT MANAGER. The Investment Manager will not be entitled to receive any management fees in conjunction with its provision of services as provided in Sections 1 and 2 of this Agreement.

         4. OTHER EXPENSES. The Investment Manager shall pay all expenses of printing and mailing reports, PPMs, Statements of Additional Information, and sales literature relating to the solicitation of prospective shareholders. The Trust shall pay all expenses of mailing to existing shareholders PPMs,
                  Statements of Additional Information, proxy solicitation material and shareholder reports.

         5. EXCESS EXPENSES. If the expenses for the Trust for any fiscal year (including fees and other amounts payable to the Investment Manager, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the Investment Manager shall bear such excess cost.

                  Payment of expenses by the Investment Manager pursuant to this
                  Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by the Investment Manager.

         6. REPORTS. The Trust and the Investment Manager agree to furnish to each other, if applicable, current PPMs, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

         7. STATUS OF INVESTMENT MANAGER. The services of the Investment Manager to the Trust are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Investment Manager shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act which are prepared or maintained by the Investment Manager on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

         9. LIMITATION OF LIABILITY OF INVESTMENT MANAGER. The duties of the Investment Manager shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Investment Manager hereunder. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Investment Manager" shall include directors, officers, employees and other corporate agents of the Investment Manager as well as the limited partnership itself).

         10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Investment Manager (or any successor thereof) as directors, partners, officers, or members, or otherwise; directors, partners, officers, agents, and members of the Investment Manager are or may be interested in the Trust as Trustees, Members or otherwise; and the Investment Manager (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Investment Manager if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

         11. LICENSE OF INVESTMENT MANAGER'S NAME. The Investment Manager hereby agrees to grant a license to the Trust for use of its name in the names of the Trust and the Funds for the term of this Agreement and such license shall terminate upon termination of this Agreement.

         12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust; provided, however, that if the Shareholders of the Trust fail to approve the Agreement as provided herein, the Investment Manager may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

                  This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust on not less than 30 days nor more than 60 days written notice to the Investment Manager, or by the Investment Manager at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

                  As used in this Section 12, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312,
                  Attention: President, and if to the Investment Manager at 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312, Attention:
                  President.

         14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

A copy of the Certificate of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

ACP FUNDS TRUST

By:_______________

Name:
Title:

Attest:



ASCENDANT CAPITAL PARTNERS

By:_______________

Name:
Title:

Attest:

                          SCHEDULE A DATED MAY 12, 2004
                                     TO THE
                         INVESTMENT MANAGEMENT AGREEMENT
                               DATED MAY 12, 2004
                                     BETWEEN
                                 ACP FUNDS TRUST
                                       AND
                           ASCENDANT CAPITAL PARTNERS




FUNDS

ACP Adviser Series Continuum Return Fund

ACP Advantage Continuum Return Fund

ACP Adviser Series Strategic Opportunities Fund

ACP Advantage Strategic Opportunities Fund

ACP Institutional Series Strategic Opportunities Fund

                                 ACP FUNDS TRUST

                    ACP ADVISER SERIES CONTINUUM RETURN FUND
                 ACP ADVISER SERIES STRATEGIC OPPORTUNITIES FUND
                       ACP ADVANTAGE CONTINUUM RETURN FUND
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND
             ACP INSTITUTIONAL SERIES STRATEGIC OPPORTUNITIES FUND

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON


                                 OCTOBER 8, 2004

The undersigned, hereby appoints Stephanie Strid as proxy, with full power of substitution, to vote at the Special Meeting of Shareholders of the ACP Adviser Series Continuum Return Fund, ACP Adviser Series Strategic Opportunities Fund, ACP Advantage Continuum Return Fund, ACP Advantage Strategic Opportunities Fund, and ACP Institutional Series Strategic Opportunities Fund (each a "Fund," and collectively the "Funds") of the ACP Funds Trust (the "Trust"), to be held at the offices of Ascendant Capital Partners, LLC, the Trust's investment manager, 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312 on October 8, 2004, at 10:00 a.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the "Meeting") all shares of beneficial interest of the Funds that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
 PROPOSAL:


Proposal To approve a new investment management agreement between the Trust, on behalf of the Funds, and Ascendant Capital Partners, LLC .

                  ____FOR  ____AGAINST      ____ABSTAIN



THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 2004
      -----------------
                                        --------------------------------
                                        Signature of Shareholder


                                        --------------------------------
                                        Signature (Joint owners)


                                        --------------------------------
                                        printed name of Shareholder(s)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.